UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2005

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2005, the Compensation Committee of the Company's Board of Directors approved the 2005 Annual Executive Incentive Compensation Plan ("the Plan") for the following named officers: James R. Zarley, Chief Executive Officer; Samuel J. Paisley, Chief Administrative Officer; Scott H. Ray, Chief Financial Officer; and Peter Wolfert, Chief Technology Officer. The Plan allows for the following maximum aggregate bonus payments if certain quarterly and annual revenue and earnings before income taxes, depreciation, and amortization ("EBITDA") targets are met:

James R. Zarley: $375,000
Samuel J. Paisley: $285,000
Scott H. Ray: $180,000
Peter Wolfert: $50,000

Exhibit 99.1 summarizes the 2005 Annual Executive Incentive Compensation Plan for Messrs. Zarley, Paisley, Ray, and Wolfert.

On July 28, 2005, the Compensation Committee of the Company's Board of Directors approved the 2005 Q3 Executive Incentive Compensation Plan for Jeffrey A. Pullen, Chief Operating Officer - U.S. This plan allows for a maximum bonus payment of $75,000 for the quarter-ended September 30, 2005 if certain quarterly revenue and operating profit targets are met.

Exhibit 99.2 summarizes the 2005 Q3 Executive Incentive Compensation Plan for Mr. Pullen.

On July 28, 2005, the Company's Board of Directors approved the following 2005 annual cash compensation and stock option grants for members of the Company's Board of Directors:

Cash Compensation
Outside Board Member: $25,000
Committe Membership: $ 5,000
Audit Committee Chairman: $10,000
Nominating Committee Chairman: $ 7,500
Compensation Committee Chairman: $ 7,500
Lead Outside Director: $ 5,000

Stock Option Grants
Outside Board Member: 25,000
Committe Membership: 5,000
Audit Committee Chairman: 10,000
Nominating Committee Chairman: 7,500
Compensation Committee Chairman: 7,500
Lead Outside Director: 5,000

Exhibit 99.3 summarizes the 2005 Board of Directors compensation arrangement.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 2005 Annual Executive Incentive Compensation Plan
Exhibit 99.2 2005 Q3 Executive Incentive Compensation Plan
Exhibit 99.3 2005 Board of Directors Compensation Arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

August 3, 2005	By:	Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2005 Annual Executive Incentive Compensation Plan
99.2	2005 Q3 Executive Incentive Compensation Plan
99.3	Board of Directors Compensation Arrangement